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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Video Display Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 20, 2004

To Our Shareholders:

        The Annual Meeting of Shareholders of Video Display Corporation (the "Company") will be held on Friday, August 20, 2004, at 9:00 a.m., local time, at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, for the following purposes:

  1.
  To fix the number of Directors on the Company's Board of Directors at five Directors.

  2.
  To elect five Directors to serve until the next Annual Meeting of Shareholders.

  3.
  To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

        Only shareholders of record at the close of business on July 9, 2004, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

        The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

        Whether or not you plan to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

By Order of the Board of Directors,

Gregory A. Kittle Chief Financial Officer

Tucker, Georgia
June 28, 2004

VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
to be held on August 20, 2004

Information Concerning the Solicitation

        This Proxy Statement, which is first being mailed to shareholders on or about July 20, 2004, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 20, 2004, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 2004 Annual Report on Form 10-K, including financial statements for the year ended February 29, 2004, accompanies this Proxy Statement.

        The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

        Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. A majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for fixing the number of directors and for the election of directors is a majority of the votes cast by the shares represented at the meeting and entitled to vote, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposals for fixing the number of directors and for the election of directors, an abstention or broker non-vote will have no effect.

        The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.

Shareholders' Proposals for Next Annual Meeting

        Shareholder proposals intended to be presented in the proxy materials relating to the 2005 Annual Meeting of Shareholders must be received by the Company on or before February 27, 2005.

Outstanding Voting Securities

        The Company has one class of Common Stock, no par value ("Common Stock"), of which 4,792,000 shares were issued and outstanding on June 28, 2004. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 9, 2004, are entitled to vote at the meeting.

ELECTION OF DIRECTORS

        There currently are seven directors of the Company. The By-Laws of the Company provided that the number of directors may range from three to fifteen, with the exact number to be fixed by the shareholders. Of the seven current directors, two of them, Murray Fox and John C. Morris, have decided not to seek re-election. The remaining Board members have determined the optimal Board size at this time is five directors. Accordingly, the first issue to be brought before the shareholders at the Annual Meeting will be to vote on the proposal by the Board to fix the number of directors at five Directors.

        If the proposal to fix the number of Directors at five is approved, then five Directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five persons named below as nominees.

        If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Name	Age	Present Position with the Company	First Year Serving on Board
Ronald D. Ordway	62	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	64	President and Director	1998
Murray Fox	70	Chief Executive Officer of Fox International, Ltd., Inc. (a subsidiary of the Company) and Director	1994
Peter Frend (2)(3)(4)	33	Director	2003
Carolyn C. Howard (1)(2)(3)(4)	41	Director	2001
John C. Morris	57	Director	2003
Carleton E. Sawyer (2)(3)(4)(5)	75	Director	1984

(1)
Chairperson of Audit and Compensation Committees.

(2)
Member of Audit Committee.

(3)
Member of Compensation Committee.

(4)
Member of Nominating & Governance Committee.

(5)
Chairperson of Nominating & Governance Committee.

        Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer ("CEO") since 1975.

        Mr. Kuczogi was appointed President of the Company in June 1998. Prior to that time, Mr. Kuczogi served as Vice President of the Company since 1991, when Chroma Video, Inc., a subsidiary of the Company since 1986, was merged into the Company.

        Mr. Fox has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquisition of Fox in 1988.

        Mr. Frend is a Partner at Mercer Management Consulting, and is part of the firm's Communications, Information & Entertainment practice. During his 12 years with Mercer, his work has spanned a broad range of industries, including information technology, telecommunications, media and entertainment, professional services and transportation. Mr. Frend holds a B.A. (magna cum laude) in economics from Princeton University.

        Ms. Howard has been employed since the late 1980s by Howard Interests, a venture capital firm, of which she is a cofounder and co-manager. She has owned and managed a personnel and staffing firm, held a position in banking with a focus on Fannie Mae/Freddie Mac lending, and she has held positions with securities firms trading and covering institutional accounts. Ms. Howard has acted as CEO and COO of one of New Hampshire's largest food service and bottled water companies, reorganized and renamed the firm and then sold it to Vermont Pure Springs, a publicly traded company.

        Mr. Morris, served until 1997 as chief financial officer of a wholly-owned subsidiary of Hughes Aircraft. Mr. Morris and a partner formed Lexel Corporation. In 1997, Lexel Corporation, through its wholly-owned subsidiary, Lexel Imaging Systems, Inc. acquired the Hughes' specialty cathode ray tube manufacturing division. In April 2000, the Company acquired Lexel Imaging Systems, Inc. and Mr. Morris remained as managing director during the eight-month transition period. Currently, Mr. Morris is associated with Lexel Corporation, a Kentucky real estate holding and development company and is active in several financial professional organizations.

        Mr. Sawyer was, until 1988, Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices. From fiscal 2000 through December 2002, Mr. Sawyer acted as a consultant for the MegaScan Division of the Company.

        The Board of Directors has determined that Mr. Frend, Ms. Howard and Mr. Sawyer are qualified as independent Directors as defined by the NASDAQ listing standards. Mr. Sawyer has acted as a consultant for the Company in 2003 but was compensated less than the allowable amount of $60,000.

        All directors, except for Mr. Frend, were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 22, 2003. The terms of office of our directors expire at the next Annual Meeting of Shareholders.

        THE FIXING OF THE NUMBER OF DIRECTORS AT FIVE, AND THE ELECTION OF EACH OF THE FIVE NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT FIVE AND "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

        The Company's policy is to pay to directors who are not also officers of the Company $1,000 per meeting attended, plus reimbursement of travel expenses. Additionally, the Company issues to non-employee directors options to purchase 3,000 shares of the Company's common stock annually at the market bid price on the day of the Company's annual meeting, subject to vesting requirements over a period of one year.

Board Meetings and Attendance

        The Board held one attended meeting and eleven via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. During fiscal year 2004, all of the Directors attended at least 75% of the aggregate number of meeting of the Board and meetings of committees of the Board on which they served. Although the Company does not have a policy with regard to Board members' attendance at the Company's annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All of our directors were in attendance at our 2003 Annual Meeting.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees of the Company, including its Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is available on the Company's website at www.videodisplay.com.

Shareholder Communications with the Board

        Shareholders may contact the Board or any of the individual Directors by writing to them c/o Secretary of the Company, Video Display Corporation, 1868 Tucker Industrial Drive, Tucker, GA 30084. Inquiries sent by mail may be sorted and summarized by the Secretary before they are forwarded to the addressee.

Standing Committees of the Board

Audit Committee

        The Audit Committee is comprised of Carolyn C. Howard (Chairperson), Carleton E. Sawyer and Peter Frend. The Committee held four meetings during fiscal 2004. As required by currently applicable listing requirements of NASDAQ, all members are independent. The Board of Directors has determined that Peter Frend is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission and NASDAQ. The Committee has a charter, referred to as the "Audit Committee Charter" posted on the Investor Relations section of the Company's website (www.videodisplay.com). A copy of the current charter of the Audit Committee is attached to this Proxy Statement as Appendix A. See "Report of the Audit Committee" herein.

Compensation Committee

        The Compensation Committee is comprised of Carolyn C. Howard (Chairperson), Carleton E. Sawyer and Peter Frend. The current members of the Compensation Committee are newly appointed and therefore had no meetings during fiscal 2004. As previously constituted, the Compensation Committee held no meetings during fiscal 2004. The Compensation Committee administers the Company's Employee Stock Option Plan and also makes recommendations to the Board with respect to the compensation paid to the Chief Executive Officer and other Corporate Officers. The Committee has a charter, referred to as the "Compensation Committee Charter" posted on the Investor Relations section of the Company's website (www.videodisplay.com). See "Report of Board of Directors on Compensation" and "Report of the Compensation Committee" herein.

Nominating & Governance Committee

        The Nominating & Governance Committee is comprised of Carleton E. Sawyer (Chairman), Carolyn C. Howard and Peter Frend. The Nominating & Governance Committee is a newly appointed committee and therefore had no meetings during fiscal 2004. The duties of the Nominating & Governance Committee include proposing a slate of Directors for election by the shareholders at each Annual Meeting and proposing candidates to fill vacancies on the Board. The Committee has a charter, referred to as the "Corporate Governance Guidelines" posted on the Investor Relations section of the Company's website (www.videodisplay.com). When appropriate, the Nominating & Governance Committee will conduct research to identify suitable candidates for Board membership, and seeks individuals who could be expected to make a substantial contribution to the Company. It will consider candidates proposed by shareholders. They should be considered able and willing to represent the interests of all shareholders and not those of a special interest group. Any shareholder wishing to propose a candidate for consideration should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company.

COMMON STOCK OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 28, 2004 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares (a)		Percent of Class
Ronald D. Ordway 1868 Tucker Industrial Drive Tucker, Georgia 30084	1,318,483	(b)	27.5%
Jonathan R. Ordway Tucker, Georgia 30084	1,103,000		23.0%
Ervin Kuczogi White Mills, PA 18473	62,400	(c)	1.3%
Carolyn C. Howard Jaffrey Center, New Hampshire	119,755	(d)	2.5%
Carleton E. Sawyer 13 Pine Ridge Road Concord, New Hampshire 03301	69,710		1.5%
Peter Frend 1107 Liberty Square Road Boxborough, MA 01719	28,435		(e )
All Executive Officers and Directors as a group (7 persons)	1,598,783	(f)	32.8%

(a)
Information relating to beneficial ownership of Common Stock is based upon information furnished by each five- percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.

(b)
Includes 240,000 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, as to which Mr. Ordway shares voting and investing power.

(c)
Includes 60,000 shares subject to exercisable stock options.

(d)
Includes 9,000 shares subject to exercisable stock options.

(e)
Less than one percent.

(f)
Includes 84,000 shares subject to exercisable stock options.

EXECUTIVE OFFICERS

        The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 2004, along with certain information including their ages and positions with the Company:

Name	Age	Present Position with the Company	Officer Since
		Corporate Officers
Ronald D. Ordway	62	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	64	President	1998
Carol D. Franklin*	43	Chief Financial Officer	1995
Gregory A. Kittle	37	Chief Financial Officer	2004
		Divisional Officers
Carl Beechler	59	President of Z-Axis, Inc.
Murray Fox	70	Chief Executive Officer of Fox International, Ltd., Inc.
William Frohoff	51	President of Lexel Imaging Systems, Inc.
Arthur V. Mengel	41	President of Aydin Displays, Inc.
Arthur Mengel	69	President of Teltron Technologies, Inc.
David Mutchler	76	President of VDC Display Systems

*
Replaced by Gregory A. Kittle as interim Chief Financial Officer effective February 1, 2004.

        Mr. Kittle has been employed as Corporate Controller by the Company since May 2000. Upon Ms. Franklin's resignation in January 2004, Mr. Kittle was appointed by the Board as Chief Financial Officer. Prior to joining the Company, Mr. Kittle was employed by Healthprime, Inc. in Alpharetta, GA.

        All of the executive officers of the Company, with the exception of Mr. Kittle have served as officers and/or have been employed by the Company for at least the last five years. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

TRANSACTIONS WITH AFFILIATES

        During fiscal year 2004, the Company leased certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:

Facility	Lessor	Annual Base Rent	Expiration of Lease
Corporate Headquarters, Warehouse, Tucker, Georgia	Ronald D. Ordway	$194,000	October 31, 2008
Warehouse, Stone Mountain, Georgia	Ronald D. Ordway	$120,000	December 31, 2007
Warehouse, Tucker, Georgia	Ronald D. Ordway	$120,000	January 2, 2006

        The Board believes that the terms of the leases are reasonable and in the best interest of the Company. The Audit Committee has reviewed each of these leases and has determined that the terms of these leases are fair to the Company.

Officers and Shareholders

        At February 28, 2003 the Company had outstanding borrowings in the form of a three-year note payable to its CEO in the amount of $8,216,000. During fiscal 2004, the Company borrowed an additional $175,000 and repaid $175,000 to the CEO to assist with short-term financing. The note bears interest at an annual rate of 6% or prime (4.00% at February 29, 2004) plus 1%, whichever is higher. As of February 29, 2004, the cumulative outstanding balance due was $8,216,000. Subsequent to the fiscal year end, the Company repaid $3,216,000, leaving a balance of $5,000,000.

        The Company, through its subsidiary, Fox International Ltd., Inc., has maintained a loan arrangement with Murray Fox, a director. During fiscal 2004, the Company repaid $80,000 under this loan arrangement, resulting in a loan balance of $75,000 at February 29, 2004. Yearly principal payments of $60,000 are payable through 2005 with a final payment of $15,000 due in 2006. These borrowings bear interest at an annual rate of 6%.

        Additionally, the CEO converted $1,000,000 of a convertible debenture into 240,000 shares of the Company's common stock issued in conjunction with the acquisition of Z-Axis in 1997. The conversion occurred in October 2003.

        The Audit Committee has reviewed each of these loans and financings and has determined that their terms are fair to the Company.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

        The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and President who served as executive officers during fiscal year 2004 and whose annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation			Long-Term Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Options/ SARs (#)	All Other Compensation ($)(1)
Ronald D. Ordway Chairman of the Board, and Director	2004 2003 2002	158,000 158,000 150,000	— — —	— — —	— — —	— — —
Ervin Kuczogi President and Director	2004 2003 2002	106,000 106,000 110,000	— — —	— — —	— — —	— — —

(1)
Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

Aggregated Option/SAR Exercises In Last Fiscal Year
And Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Fiscal Year-End (#) Exercisable (E) Unexercisable (U)		Value of Unexercised In-the Money Options/SARs at Fiscal Year-End ($)(1) Exercisable (E) Unexercisable (U)
Ervin Kuczogi	—	—	60,000(E	)	$730,000(E	)

(1)
Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 29, 2004 being $14.96

Compensation Committee Interlocks and Insider Participation

        The following persons served as members of the Compensation Committee of the Board of Directors at various times during fiscal 2004: Ronald D. Ordway, Carolyn C. Howard, Carleton E. Sawyer and Peter Frend. Mr. Ordway is Chief Executive Officer and Chairman of the Board of the Company. None of the other members of the Compensation Committee were officers or employees of the Company or had any relationship with the Company requiring disclosure under Securities and Exchange Commission regulations.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has furnished the following report on Executive Compensation:

        During fiscal 2004, the Compensation Committee consisted of Mr. Ordway, and is referred to in this Report as the "Fiscal 2004 Compensation Committee." In June 2004, the Compensation

Committee was reconstituted to consist of Carolyn C. Howard, Carleton E. Sawyer and Peter Frend, each an independent director. Compensation of executive officers during fiscal 2005 will be reviewed and determined by the reconstituted Compensation Committee in consultation with the Chief Executive Officer. The Fiscal 2004 Compensation Committee has furnished the following report on Executive Compensation:

        The base salaries for Messrs. Ordway and Kuczogi were determined by Mr. Ordway, as Chairman of the Board and approved by the Compensation Committee. For all executive officers base salary was determined based on prior compensation, with adjustments for cost of living increases, changes in job responsibility and job performance. The Fiscal 2004 Compensation Committee determined that Mr. Ordway's compensation for fiscal 2004 was reasonable in light of these factors, and in particular in light of the performance of the Company's business.

                      Member of the Compensation Committee

                      Ronald D. Ordway

Audit Committee Report

        This Report of the Audit Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

        The following is the report of the Audit Committee of the Board of Directors of Video Display Corporation with respect to the Company's audited financial statements for the fiscal year ended February 29, 2004.

        The Audit Committee operates under a written charter adopted by the Board. The members of the Committee are currently, Carolyn Howard as Chairperson, Carleton Sawyer and Peter Frend. The Audit Committee directly appoints and evaluates the independent registered accounting firm of the Company and pre-approves their services and compensation. Management is responsible for the Company's internal controls and the financial reporting process. The independent registered accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the PCAOB (US) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has held discussions with management and the independent registered accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and No. 90 (Audit Committee Communications) with the independent registered accountants.

        The Company's independent registered accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent registered accountants and the Audit Committee's review of the representations of management and the report of the independent registered accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 29, 2004 filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                      The Audit Committee
                      Carolyn C. Howard, Chairperson
                      Carleton E. Sawyer
                      Peter Frend

Audit Fees and All Other Fees

        The aggregate fees billed to the Company by BDO Seidman, LLP during fiscal 2004 and fiscal 2003 are summarized below.

        Audit Fees.    Fees for audit services totaled approximately $214,000 in fiscal 2004 and approximately $251,000 in fiscal 2003, including fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

        Audit Related Fees.    Fees for audit related services totaled approximately $7,000 in fiscal 2004 and $15,000 in fiscal 2003. These fees were primarily related to the audit of the Company's 401(k) plan as well as meetings with management regarding issues related to acquisitions made by the Company.

        Tax Fees.    Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $85,000 in fiscal 2004 and $80,000 in fiscal 2003.

        All Other Fees.    The Company's independent accountants did not receive fees for other services not described above in fiscal 2004 or in fiscal 2003.

        The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to BDO Seidman LLP in fiscal 2004. The Committee has determined that such services and fees are compatible with the independent status of such auditors. During fiscal 2004, BDO Seidman did not utilize any lease personnel in connection with the audit.

        In accordance with the rules of Nasdaq and the SEC, the Audit Committee has the authority to pre-approve all independent audit engagement fees and terms and pre-approve all permitted non-audit engagements. All fiscal 2004 services were pre-approved by the Audit Committee.

COMPENSATION PURSUANT TO PLANS

        In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 8% of gross compensation contributed by the employee. The Compensation Committee has recommended that the Company elect to match 50% of the first 4% of gross compensation contributed by each employee for the year ended February 29, 2004.

        The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant. Information on shares authorized for issuance under the stock option plan, as of February 29, 2004, is as follows:

Plan Category	Number of Shares to be Issued Upon Exercise Of Options/SARs	Weighted-average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	151,000	$4.40	272,000

SECTION 16(a) REPORTING

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Jonathan Ordway, son of the Chief Executive Officer, filed his Form 3 report of beneficial ownership in June 2003. The form should have been filed when he reached the age of 21 in 1998. Gregory Kittle, Chief Financial Officer of the Company, filed his Form 3 report of beneficial ownership in June 2004. The form should have filed when he was named Chief Financial Officer in February 2004. Except for the foregoing, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 29, 2004, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.

PERFORMANCE GRAPH

        The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 1998, and reinvestment of all dividends).

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Video Display Corporation

RELATIONSHIP WITH INDEPENDENT REGISTERED ACCOUNTING FIRM

        The Board of Directors of the Company engaged BDO Seidman, LLP, Atlanta, Georgia, as auditors for the Company and its subsidiaries for the fiscal year ended February 29, 2004. The Audit Committee of the Board of Directors has selected BDO Seidman to serve as auditors for the 2005 fiscal year as well. BDO Seidman, LLP has served as the Company's independent auditors since 1995. Management expects that a representative of BDO Seidman will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2004 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN, DATE and RETURN the enclosed Proxy promptly.

June 28, 2004

APPENDIX A

VIDEO DISPLAY CORPORATION
AUDIT COMMITTEE CHARTER

Organization

        There shall be a committee of the board of directors (the "Board") to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors. Each member of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission. These include the requirement that each member of the Audit Committee must be independent of the management of Video Display Corporation (the "Corporation") and free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member. The Board may, at any time and in its complete discretion, replace a member of the Audit Committee.

Statement of Policy

        The purpose of the Audit Committee is to oversee the processes of accounting and financial reporting of the Corporation and the audits and financial statements of the Corporation. In addition, the Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to shareholders, potential shareholders, and the investment community relating to the Corporation's accounting and reporting practices, and the quality and integrity of its financial reports and statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Meetings

        The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall maintain minutes and other relevant documentation of all its meetings.

Authority and Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

        The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the independent auditors of the Corporation (and of its divisions and subsidiaries). The Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditors. The Audit Committee shall be directly responsible for overseeing the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing and non-auditing services of the independent auditors, subject to de minimus exceptions for other than audit, review, or attest services that are approved by the Audit Committee prior to completion of the audit.

        The Audit Committee shall have the authority to engage, without Board approval, independent legal, accounting, and other advisors as it deems necessary to carry out its duties. The Corporation shall provide appropriate funding, as determined by the Audit Committee, and to pay ordinary Audit Committee administrative expenses that are necessary and appropriate in carrying out its duties.

        The Audit Committee shall review and reassess the adequacy of this Charter on an annual basis and submit proposed changes to the Board for approval. The Audit Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Audit Committee's responsibility to prepare and certify the Corporation's financial statements, to guaranty the independent auditors' report, or to guaranty other disclosures by the Corporation. These are the fundamental responsibilities of management and the independent auditors. Audit Committee members are not full-time Corporation employees and are not performing the functions of auditors or accountants.

        In carrying out these responsibilities, the Audit Committee will:

  •
  Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion of the audit, the Audit Committee shall review the audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or areas where new or more detailed controls or procedures are desirable.

  •
  Review with the independent auditors any changes in accounting principles.

  •
  Provide sufficient opportunity for the independent auditors to meet with the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Review accounting and financial resources and succession planning within the Corporation.

  •
  Submit the minutes of all meetings of the Audit Committee to the Board and, where appropriate or necessary, discuss with the Board the matters discussed at committee meetings.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  Assure the regular rotation of the lead audit partner of its independent auditors as required by Section 10A(j) of the Exchange Act. The Audit Committee shall set clear hiring policies for employees or former employees of the independent auditors that are consistent with Section 10A(l) of the Exchange Act.

Disclosure and Financial Statements

        The Audit Committee shall obtain, review and discuss reports from the independent auditors regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditors and the reasons for favoring that treatment; and (3) other material written communications between the independent auditors and Corporation management, such as any management letter or schedule of unadjusted differences.

        The Audit Committee shall discuss with the independent auditors and then disclose the matters required to be discussed and disclosed by Statement of Auditing Standards No. 61, including any difficulties the independent auditors encountered in the course of the audit work, any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreement with management.

Compliance and Regulatory Oversight Responsibilities

        The Audit Committee shall review all related party transactions and shall establish procedures covering the review process.

        The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation from its employees regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        The Audit Committee shall ascertain annually from the independent auditors whether the Corporation has issues under Section 10A(b) of the Exchange Act, regarding the independent auditors' discovery of illegal acts.

        The Audit Committee shall review with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Corporation's accounting policies.

VIDEO DISPLAY CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS
ANNUAL MEETING FOR HOLDERS OF COMMON STOCK—AUGUST 20, 2004

The undersigned hereby constitutes and appoints R. D. Ordway and Erv Kuczogi, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, on Friday, August 20, 2004, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

Management	(1)	Election of Directors:
		☐ FOR all nominees listed below	☐ AGAINST	☐ ABSTAIN
recommends		(except as indicated)	all nominees below.	from voting.
a vote FOR		If you wish to vote against any individual nominee, strike a line through that nominee's name in the list below: RONALD D. ORDWAY, ERVIN KUCZOGI, PETER FREND, CAROLYN HOWARD and CARLETON E. SAWYER
all nominees.
If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:
RONALD D. ORDWAY, ERVIN KUCZOGI, PETER FREND, CAROLYN HOWARD and CARLETON E. SAWYER
	(2)	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

(Please sign and date on other side and return in the enclosed envelope)

    THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

      IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

Dated
Signature
Joint Signature if applicable

Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

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SECTION 16(a) REPORTING
PERFORMANCE GRAPH
RELATIONSHIP WITH INDEPENDENT REGISTERED ACCOUNTING FIRM
OTHER MATTERS
APPENDIX A